UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 18, 2012
SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

    (510) 656-3333
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to a Material Definitive Agreement

SYNNEX U.S. Securitization
On October 18, 2012, SYNNEX Corporation (the “Company”) amended its United States accounts receivable securitization program (the “Amended and Restated U.S. Arrangement”), which allows it to finance up to a maximum of $400.0 million in United States trade accounts receivable. Among other modifications:

•	The Company extended the maturity date of the Amended and Restated U.S. Arrangement from November 12, 2013 to October 18, 2015.

•
The Company lowered the effective borrowing cost of the Amended and Restated U.S. Arrangement. The effective borrowing cost is calculated based on a blend of the prevailing dealer commercial paper rates plus a program fee based on the used portion of the commitment, and a facility fee payable on the aggregate commitment of the lenders. As a result of the amendment, both the program fee and the facility were lowered from 0.60% per annum to 0.425% per annum.

•
The Company amended the financial covenants it is required to maintain under the Amended and Restated U.S. Arrangement. Prior to the amendment the Company was required to maintain a minimum tangible net worth covenant and a fixed charge coverage ratio of at least 1.25 to 1.00. As a result of the amendment, the Company will no longer be required to maintain a minimum tangible net worth covenant and its fixed charge coverage ratio will be lowered to 1.00 to 1.00; however, the fixed charge ratio will only be required to be maintained when (a) Net Borrowing Availability (as defined in the Credit Agreement) is less than: (i) for 5 consecutive business days, the greater of: (A) an amount equal to 20% of the Maximum Amount (as defined in the Credit Agreement), and (B) $20,000,000, or (ii) at any time, the greater of (A) an amount equal to 10% of the Maximum Amount, and (B) $10,000,000; and (b) continuing until, during the preceding 60 consecutive days, Net Borrowing Availability has been greater than, at all times, the greater of (i) an amount equal to 20% of the Maximum Amount, and (ii) $20,000,000.

•	The Company replaced one of the participant lenders.

There was no outstanding balance on the U.S. Arrangement as of August 31, 2012. The balance outstanding on the U.S. Arrangement as of November 30, 2011 was $64.5 million.
SYNNEX U.S. Senior Secured Revolving Line of Credit
On October 18, 2012, the Company amended its senior secured line of credit (the “Amended and Restated Revolver”) with a financial institution that provides for a maximum commitment of $100.0 million. Among other modifications:

•	The Company extended the maturity date of the Amended and Restated Revolver from November 12, 2013 to October 18, 2017.

•
The Company lowered the interest rate on borrowings under the Amended and Restated Revolver. Interest on borrowings under the Amended and Restated Revolver is based on a base rate or London Interbank Offered Rate (“LIBOR”), at the Company’s option and is determined in accordance with the Company’s fixed charge coverage ratio. Immediately prior to the amendment, the Company’s margin on LIBOR borrowings was 2.25% per annum and 0.00% per annum on base rate borrowings. As a result of the amendment, the Company’s current margin on LIBOR borrowings was reduced to 1.50% per annum, and the Company’s current margin on base rate borrowings remained unchanged at 0.00% per annum. The unused line fee was reduced from 0.50% per annum to 0.30% per annum.

•
The Company amended the financial covenants it is required to maintain under the Amended and Restated Revolver. Prior to the amendment the Company was required to maintain a minimum tangible net worth covenant and a fixed charge coverage ratio of at least 1.25 to 1.00. As a result of the amendment, the Company will no longer be required to maintain a minimum tangible net worth covenant and its fixed charge coverage ratio will be lowered to 1.00 to 1.00; however, the fixed charge ratio will only be required to be maintained when (a) Net Borrowing Availability is less than: (i) for 5 consecutive business days, the greater of: (A) an amount equal to 20% of the Maximum Amount, and (B) $20,000,000, or (ii) at any time, the greater of (A) an amount equal to 10% of the Maximum Amount, and (B) $10,000,000; and (b) continuing until, during the preceding 60 consecutive days, Net Borrowing Availability has been greater than, at all times, the greater of (i) an amount equal to 20% of the Maximum Amount, and (ii) $20,000,000.

•
The Company modified the terms pursuant to which an event of default would occur under the Amended and Restated Revolver if the Amended and Restated U.S. Arrangement were not renewed while the Amended and Restated Revolver commitments were outstanding. As amended, it would be an event of default under the Amended and Restated Revolver if (1) a lender under the Amended and Restated U.S. Arrangement declines to extend the maturity date at any point within thirty days prior to the maturity date of the Amended and Restated U.S. Arrangement (unless the Company has a binding commitment in place to renew or replace the Amended and Restated U.S. Arrangement ) or (2) the Amended and Restated U.S. Arrangement were no longer available to the Company; provided, however, that, if Net Borrowing Availability exceeds 90% of the Maximum Amount and the Company’s fixed charge coverage ratio is greater than or equal to 1.75 to 1.00, then the foregoing event of default would not apply.

There were no borrowings outstanding under the Revolver as of August 31, 2012 and November 30, 2011.
The foregoing descriptions of the Amended and Restated U.S. Arrangement and the Amended and Restated Revolver are qualified in their entirety by reference to the amendments to the Amended and Restated U.S. Arrangement and the Amended and Restated Revolver, which are attached hereto as Exhibits 10.1 and 10.2, and 10.3, respectively, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Sixth Amendment to Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of October 18, 2012, by and among the Originator, the Servicer and SIT Funding Corporation.
10.2
Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of October 18, 2012, by and among SIT Funding Corporation, the lenders party thereto and The Bank of Nova Scotia

10.3	Amendment No. 5 to Fourth Amended and Restated Credit Agreement, dated as of October 18, 2012, by and among the Company, the lender signatories thereto from time to time, and Bank of America, N.A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 24, 2012
SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Senior Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sixth Amendment to Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of October 18, 2012, by and among the Originator, the Servicer and SIT Funding Corporation.
10.2
Third Amendment to Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of October 18, 2012, by and among SIT Funding Corporation, the lenders party thereto and The Bank of Nova Scotia

10.3	Amendment No. 5 to Fourth Amended and Restated Credit Agreement, dated as of October 18, 2012, by and among the Company, the lender signatories thereto from time to time, and Bank of America, N.A.